Basic and Diluted Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2020
Basic and Diluted Loss Per Share
Schedule of basic earnings (loss) per share

	Year ended
	December 31,
(in thousands of euros)	2018	2019	2020
Net loss for the period	(33,014)	(30,218)	(33,619)
Weighted average number of outstanding shares used for computing basic/diluted loss per share	20,540,979	23,519,897	33,874,751
Basic/diluted loss per share (in €)	(1.61)	(1.28)	(0.99)